EXHIBIT 99.2
90-92 Main Street, P.O. Box 58
Wellsboro, PA 16901
Phone: (570) 724-3411 Fax: (570) 723-8097
E-Mail: cnemail@cnbankpa.com      Web Page: http://www.cnbankpa.com
Stock Symbol: CZNC
Chartered 1864
FEDERAL DEPOSIT INSURANCE CORP
September 30, 2008          QUARTERLY REPORT
Dear Shareholder:
     Net income for the first nine months of 2008 was $7,881,000, or $0.88 per diluted share, an increase of 6.0% over the first nine months of 2007. Pre-tax losses from available-for-sale securities totaled $5,460,000 for the nine month period. The security losses included the effects of impairment charges on pooled trust-preferred securities totaling $4,289,000 and bank stocks totaling $1,878,000. Excluding the after-tax impact of losses on available-for-sale securities, net income per diluted share for the nine months was $1.28, or 54.2% higher than the same period last year.
     Pooled trust-preferred securities are long-term instruments, mainly issued by banks, with 30 or more companies included in each pool. The impairment charges on the trust-preferreds resulted from management’s assessment that it is unlikely that all previously anticipated principal and interest will be received on some of the securities. Thus the cost basis of the affected securities was written down to their estimated fair values as of the end of the third quarter.
     Excluding the security losses, we have experienced a solid increase in our interest margin after provision for loan losses (+17.3%), and in our other income (+27.5%), which includes a $533,000 gain from redemption of Visa shares, resulting from Visa’s initial public offering. Other expenses have increased only 1.3%. The merger with Citizens Trust Company has contributed significantly to the revenue improvements. Staffing reductions due to our recent reorganization have helped us maintain salaries and benefits relatively even with 2007, when Citizens Trust’s employees were not included for the first four months of the year.
     Despite the securities losses that are due, in large part, to the current national and international economic chaos, your company’s earnings power and capital ratios remain strong.
     The recent structural reorganization, revenue enhancements and expense containments and reductions we have put into place should position us to weather the current economic storm.
Craig G. Litchfield
Chairman, President, & CEO

CITIZENS & NORTHERN CORPORATION
BOARD OF DIRECTORS
Craig G. Litchfield            Chairman of the Board

Dennis F. Beardslee	Raymond R. Mattie
R. Robert DeCamp	Edward H. Owlett, III
Jan E. Fisher	Leonard Simpson
R. Bruce Haner	James E. Towner
Susan E. Hartley	Ann M. Tyler
Leo F. Lambert	Charles H. Updegraff, Jr.
Edward L. Learn
DIRECTOR EMERITUS
Karl W. Kroeck
CITIZENS & NORTHERN BANK
OFFICES

428 S. Main Street, ATHENS, PA 18810	570-888-2291
10 N Main Street, COUDERSPORT, PA 16915	814-274-9150
111 Main Street, DUSHORE, PA 18614	570-928-8124
Main Street, EAST SMITHFIELD, PA 18817	570-596-3131
104 Main Street, ELKLAND, PA 16920	814-258-5111
135 East Fourth Street, EMPORIUM, PA 15834	814-486-1112
230-232 Railroad Street, JERSEY SHORE, PA 17740	570-398-4555
102 E. Main Street, KNOXVILLE, PA 16928	814-326-4151
Main Street, LAPORTE, PA 18626	570-946-4011
Main Street, LIBERTY, PA 16930	570-324-2331
1085 S. Main Street, MANSFIELD, PA 16933	570-662-1111
RR 2 Box 3036, MONROETON, PA 18832	570-265-2157
3461 Rte.405 Highway, MUNCY, PA 17756	570-546-6666
100 Maple Street, PORT ALLEGANY, PA 16743	814-642-2571
Thompson Street, RALSTON, PA 17763	570-995-5421
1827 Elmira Street, SAYRE, PA 18840	570-888-2220
2 E. Mountain Ave., SO. WILLIAMSPORT, PA 17702	570-601-3016
41 Main Street, TIOGA, PA 16946	570-835-5236
428 Main Street, TOWANDA, PA18848	570-265-6171
Court House Square, TROY, PA 16947	570-297-2159
90-92 Main Street, WELLSBORO, PA 16901	570-724-3411
130 Court Street, WILLIAMSPORT, PA 17701	570-320-0100
1510 Dewey Ave., WILLIAMSPORT, PA 17702	570-323-9305
Route 6, WYSOX, PA 18854	570-265-9148

TRUST & FINANCIAL MANAGEMENT GROUP
90-92 Main Street, Wellsboro, PA 16901	800-487-8784
428 Main Street, Towanda, PA 18848	888-987-8784
1827 Elmira Street, Sayre, PA 18840	888-760-8192
130 Court Street, Williamsport, PA 17701	570-601-6000

ACCOUNT SERVICES - 90-92 Main St., Wellsboro, PA 16901	800-726-2265
BANKCARD SERVICES - 10 Nichols St., Wellsboro PA 16901	800-676-6639
CASH MANAGEMENT / INTERNET BANKING – 10 Nichols St., Wellsboro, PA 16901	570-724-0266
www.cnbankpa.com
FUNDS MANAGEMENT – 10 Nichols St., Wellsboro, PA 16901	800-577-9397
www.fmt@cnbankpa.com
C&N FINANCIAL SERVICES CORPORATION – 90-92 Main Street, Wellsboro, PA	866-ASK-CNFS
www.cnfinancialservices.com
FIRST STATE BANK
OFFICES

3 Main Street, CANISTEO, NY 14823	607-698-4295
6250 County Route 64, HORNELL, NY 14843	607-324-4081
www.fsbcanisteo.com

CONSOLIDATED STATEMENT OF INCOME
(In Thousands, Except Per Share Data) (Unaudited)

	3RD	2ND	3RD	9 MONTHS ENDED
	QUARTER	QUARTER	QUARTER	SEPT.
	2008	2008	2007	2008	2007
	(Current)	(Prior Qtr)	(Prior Yr)	(Current)	(Prior Yr)
Interest and Dividend Income	$18,575	$18,373	$18,058	$55,648	$51,993
Interest Expense	7,474	7,724	8,551	23,854	25,230

Interest Margin	11,101	10,649	9,507	31,794	26,763
Provision (Credit) for Loan Losses	141	(376)	—	669	229

Interest Margin After Provision for Loan Losses	10,960	11,025	9,507	31,125	26,534
Other Income	3,062	3,155	2,877	9,704	7,609
Net (Losses) on Available-for-sale Securities	(4,483)	(867)	(68)	(5,460)	(79)
Other Expenses	8,736	8,257	8,691	25,457	25,127

Income Before Income Tax (Credit) Provision	803	5,056	3,625	9,912	8,937
Income Tax (Credit) Provision	(209)	1,303	777	2,031	1,695

NET INCOME	$1,012	$3,753	$2,848	$7,881	$7,242

PER SHARE DATA:
Net Income — Basic	$0.11	$0.42	$0.32	$0.88	$0.83
Net Income — Diluted	$0.11	$0.42	$0.32	$0.88	$0.83
Dividend Per Share	$0.24	$0.24	$0.24	$0.72	$0.72
Number Shares Used in Computation — Basic	8,957,774	8,963,552	8,986,822	8,965,230	8,743,490
Number Shares Used in Computation — Diluted	8,986,253	8,977,540	8,994,805	8,985,211	8,756,013
CONSOLIDATED BALANCE SHEET
(In Thousands, Except Per Share Data) (Unaudited)

	SEPT. 30,	JUNE 30,	SEPT. 30,
	2008	2008	2007
ASSETS
Cash & Due from Banks	$23,160	$26,202	$21,853
Trading Securities	1,630	1,770	2,515
Available-for-Sale Securities	417,761	422,589	344,310
Loans, Net	748,909	741,377	737,408
Intangible Assets	12,978	13,116	13,606
Other Assets	84,459	82,007	75,339

TOTAL ASSETS	$1,288,897	$1,287,061	$1,195,031

LIABILITIES
Deposits	$856,576	$848,393	$827,389
Repo Sweep Accounts	40,150	33,959	39,829

Total Deposits and Repo Sweeps	896,726	882,352	867,218
Borrowed Funds	261,895	265,060	177,467
Other Liabilities	8,202	9,175	9,963

TOTAL LIABILITIES	1,166,823	1,156,587	1,054,648

SHAREHOLDERS’ EQUITY
Shareholders’ Equity, Excluding Accumulated Other Comprehensive Income/Loss	145,336	146,664	143,674
Accumulated Other Comprehensive Income/ Loss:
Net Unrealized Gains/Losses on Available-for-sale Securities	(23,149)	(15,796)	(2,130)
Defined Benefit Plans Adjustment, Net	(113)	(394)	(1,161)

TOTAL SHAREHOLDERS’ EQUITY	122,074	130,474	140,383

TOTAL LIABILITIES & SHAREHOLDERS’ EQUITY	$1,288,897	$1,287,061	$1,195,031

CONSOLIDATED FINANCIAL HIGHLIGHTS
(In Thousands, Except Per Share Data)     (Unaudited)

9 MONTHS ENDED	%
SEPT.	INCREASE
2008	2007	(DECREASE)
EARNINGS PERFORMANCE
Net Income	$7,881	$7,242	8.82%
Return on Average Assets	0.82%	0.83%	-1.20%
Return on Average Equity	7.97%	7.02%	13.53%

BALANCE SHEET HIGHLIGHTS
Total Assets	$1,288,897	$1,195,031	7.85%
Available-for-sale Securities	417,761	344,310	21.33%
Loans (Net)	748,909	737,408	1.56%
Allowance for Loan Losses	8,498	8,709	-2.42%
Deposits and Repo Sweep Accounts	896,726	867,218	3.40%
Trust Assets Under Management	602,072	682,428	-11.78%

SHAREHOLDERS’ VALUE (PER SHARE)(*)
Net Income — Basic	$0.88	$0.83	6.02%
Net Income — Diluted	0.88	0.83	6.02%
Dividends	0.72	0.72	0.00%
Book Value	13.65	15.63	-12.67%
Tangible Book Value	12.20	14.12	-13.60%
Market Value (Last Trade)	21.55	18.37	17.31%
Market Value / Book Value	157.88%	117.53%	34.33%
Market Value / Tangible Book Value	176.64%	130.10%	35.77%
Price Earnings Multiple	18.37	x	16.60	x	10.66%
Dividend Yield	4.45%	5.23%	-14.91%

SAFETY AND SOUNDNESS
Tangible Equity / Tangible Assets	8.55%	10.73%	-20.32%
Nonperforming Assets / Total Assets	0.73%	0.58%	26.12%
Allowance for Loan Losses / Total Loans	1.12%	1.17%	-4.27%
Risk Based Capital Ratio	16.39%	16.87%	-2.85%

AVERAGE BALANCES
Average Assets	1,285,959	1,167,740	10.12%
Average Equity	131,853	137,507	-4.11%

(*)	For purposes of per share calculations, the market value and number of outstanding shares have been retroactively adjusted for the effects of 1% stock dividends issued in January of each year presented.